UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2006

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Madison Avenue, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A. Retirement Arrangement of Outgoing President and Chief Executive Officer

As previously announced, David P. Kirchhoff will succeed Linda Huett as President and Chief Executive Officer of Weight Watchers International, Inc., effective December 31, 2006 (the first day of the Company’s 2007 fiscal year). Ms. Huett will remain President and Chief Executive Officer through December 30, 2006, after which time she will serve in an advisory capacity at the Company. In connection with Ms. Huett’s retirement from her current position, on December 14, 2006, the Board of Directors of the Company approved a retirement arrangement for Ms. Huett (the “Retirement Arrangement”) that consists of the following: (i) a base salary equal to $300,000 per annum; (ii) a fixed bonus payable in the first quarter of 2008 equal to $75,000; (iii) a performance target bonus payable in the first quarter of 2008 of 75% of her 2007 base salary; (v) a relocation allowance of $75,000 grossed up for federal, state and local tax liability, with all shipping charges to be directly paid by the Company, including business class airfare to the United Kingdom; (vi) payment of health insurance premiums under the Consolidated Omnibus Budget Reconciliation Act for 18 months starting December 31, 2007, grossed up for federal, state and local tax liability; and (vii) costs of tax preparation of federal, state and local tax returns for 2006 and 2007. The Retirement Arrangement becomes effective upon her retirement as President and Chief Executive Officer and is subject to Ms. Huett not voluntarily terminating her employment as an advisor prior to December 31, 2007. In addition, Ms. Huett’s Continuity Agreement will be terminate effective upon her retirement as President and Chief Executive Officer. The summary of the terms of the Retirement Arrangement is attached as Exhibit 99.1 and is incorporated herein by reference.

B. Amendment to and Entry into Continuity Agreements

On December 14, 2006, the Compensation and Benefits Committee (the “Compensation Committee”) of the Company’s Board of Directors approved an amendment to the forms of Continuity Agreements (the “Continuity Agreements”) used for our executive officers and for our key executives to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The Compensation Committee also authorized the Company to enter into Continuity Agreements, in the form used for our executive officers, as amended, on December 14, 2006 with David P. Kirchhoff, Ann M. Sardini, Thilo Semmelbauer and Jeffrey A. Fiarman.

These agreements with Messrs. Kirchhoff, Semmelbauer and Fiarman and Ms. Sardini have an initial term of three years from the date of execution, and continue to renew annually thereafter unless either party provides 180-day advance written notice to the other party that the term of the agreement will not renew. However, upon the occurrence of a “change in control” (as defined in the agreements), the term of the agreement may not terminate until the second anniversary of the date of the change of ownership or control of the Company. If, within two years following a change of ownership or control of the Company, an executive’s employment is terminated without cause by the Company or for good reason by the executive (as such terms are defined in the agreements), the executives are entitled to receive certain payments and benefits. The amendment to the forms of Continuity Agreements is attached as Exhibit 99.2 and is incorporated herein by reference.

C. Amendments to 1999 Stock Purchase and Option Plan and 2004 Stock Incentive Plan

On December 14, 2006, the Compensation Committee and the Company’s Board of Directors, based on the recommendation of the Compensation Committee, approved amendments to the Company’s 1999 Stock Purchase and Option Plan (the “1999 Plan”) and 2004 Stock Incentive Plan (the “2004 Plan”) to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and to amend the “Adjustment” provision to require the Compensation Committee to make adjustments to grants or awards on an equitable basis in the event of any stock splits, recapitalizations, reorganizations, mergers or other similar transactions or occurrence. The terms of the amendments to the 1999 Plan and 2004 Plan are attached as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

D. Amendment to Executive Profit Sharing Plan

On December 14, 2006, the Compensation Committee and the Company’s Board of Directors, based on the recommendation of the Compensation Committee, approved an amendment to the Company’s Executive Profit Sharing Plan (the “Profit Sharing Plan”), that provide that vesting for a member’s profit sharing account shall occur upon the third anniversary of a member’s service instead of the fifth anniversary. This amendment, which is effective January 1, 2007, makes the vesting schedule consistent with the vesting schedule applicable to a member’s profit sharing contribution account under the Weight Watchers Savings Plan, which was amended in order to comply with the Pension Protection Act of 2006. The terms of the amendment to the Profit Sharing Plan is attached as Exhibit 99.5 and is incorporated herein by reference.

The foregoing descriptions of the Retirement Arrangement, the amendment to the forms of Continuity Agreements, the amendments to the 1999 Plan, the amendments to the 2004 Plan and the amendments to the Profit Sharing Plan do not purport to be complete and are qualified in their entirety by reference to the actual terms of the Summary of Retirement Arrangements for Linda Huett, the Statement of Amendment to Forms of Continuity Agreements, the Statement of Amendments to the 1999 Stock Purchase and Option Plan, the Statement of Amendments to the 2004 Stock Incentive Plan and the Statement of Amendment to Executive Profit Sharing Plan, copies of which are filed herewith as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

Exhibit. 99.1	Summary of Retirement Arrangement for Linda Huett

Exhibit. 99.2	Statement of Amendment to Forms of Continuity Agreements

Exhibit. 99.3	Statement of Amendments to the 1999 Stock Purchase and Option Plan

Exhibit. 99.4	Statement of Amendments to the 2004 Stock Incentive Plan

Exhibit. 99.5	Statement of Amendment to the Executive Profit Sharing Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: December 14, 2006	By:	/s/ Jeffrey A. Fiarman
	Name:	Jeffrey A. Fiarman
	Title:	Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit	Description

99.1	Summary of Retirement Arrangement for Linda Huett

99.2	Statement of Amendment to Forms of Continuity Agreements

99.3	Statement of Amendments to the 1999 Stock Purchase and Option Plan

99.4	Statement of Amendments to the 2004 Stock Incentive Plan

99.5	Statement of Amendment to the Executive Profit Sharing Plan

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